Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with this Report on Form 10-Q for the three months ended September 30, 2013 (the “Report”) of Harvest Capital Credit Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Craig Kitchin, Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Craig Kitchin
Craig Kitchin
Chief Financial Officer
November 12, 2013